UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT: May 13, 2015
DATE OF EARLIEST EVENT REPORTED: May 13, 2015

001-35922
(Commission file number)

PEDEVCO CORP.
(Exact name of registrant as specified in its charter)

Texas	22-3755993
(State or other jurisdiction of incorporation or organization)	(IRS Employer Identification No.)

4125 Blackhawk Plaza Circle, Suite 201
Danville, California 94506
 (Address of principal executive offices)

(855) 733 2685
(Issuer’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On May 13, 2015, PEDEVCO Corp. (the “Company”) entered into an Underwriting Agreement (the “Underwriting Agreement”) with National Securities Corporation (the “Underwriter”), relating to the underwritten registered offering (the “Offering”) of 5.6 million shares of the Company’s common stock, par value $0.001 per share (the “Shares”) at an offering price to the public of $0.50 per Share (the “Offering Price”).  Under the terms of the Underwriting Agreement the Company has also granted the Underwriter a 45-day option to purchase up to an additional 840,000 Shares to cover over-allotments, if any, at the Offering Price.  The net proceeds to the Company from the sale of the Shares are expected to be approximately $2.35 million, after deducting underwriting discounts and commissions and other estimated Offering expenses payable by the Company, assuming no exercise by the Underwriter of its over-allotment option.  The Offering is expected to close on or about May 18, 2015, subject to the satisfaction of customary closing conditions.

The Shares are being offered and sold pursuant to the Company’s effective shelf registration statement on Form S-3 and an accompanying prospectus (Registration Statement No. 333-191869) filed with the Securities and Exchange Commission (the “SEC”) on October 23, 2013 and declared effective by the SEC on November 5, 2013, and a preliminary and final prospectus supplement filed with the SEC in connection with the Company’s takedown relating to the Offering.  A copy of the opinion of Company’s counsel, The Loev Law Firm, PC, relating to the Shares proposed to be sold in the Offering is attached as Exhibit 5.1 hereto.

The Underwriting Agreement contains customary representations, warranties and agreements by the Company, customary conditions to closing, indemnification obligations of the Company and the Underwriter, including for liabilities under the Securities Act of 1933, as amended, other obligations of the parties and termination provisions.  The representations, warranties and covenants contained in the Underwriting Agreement were made only for purposes of such agreement and as of specific dates, were solely for the benefit of the parties to such agreement, and may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures exchanged between the parties in connection with the execution of the Underwriting Agreement.

Pursuant to the Underwriting Agreement, (a) directors and executive officers of the Company entered into agreements in substantially the form included as an exhibit to the Underwriting Agreement providing for a 90-day “lock-up” period with respect to sales of specified securities, subject to certain exceptions; and (b) the Company agreed, without the prior written consent of the Underwriter, to not offer or sell any shares of the Company’s common stock for 90 days, subject to certain exceptions including (i) the issuance of common stock or any equity awards pursuant to the Company’s employee benefit plans, stock option and employee stock purchase plans or other employee compensation plans, (ii) the issuance of common stock pursuant to the vesting or exercises of options, restricted stock units, warrants or rights, or the conversion of preferred stock or other convertible securities outstanding on the date of the agreement, and (iii) the issuance of common stock or any securities convertible into or exercisable or exchangeable for common stock in one or more offerings with no less than 90% of the proceeds of which being used by the Company to drill and complete wells.  Additionally, with the prior consent of the Underwriter, the Company can (A) issue or grant restricted securities, provided they are restricted during the lock-up period, provided that no consent of the Underwriter is required in connection with the issuance of restricted securities (1) in connection with strategic merger or acquisitions transactions, (2) in connection with a debt financing (provided the total restricted securities do not exceed 7.5% of the Company’s then-issued and outstanding shares of common stock), (3) in connection with warrants that may be issued by the Company in connection with the Company’s deferral of principal and interest payments due with respect to existing senior debt obligations, provided that such warrants are not exercisable for more than 500,000 shares of the Company’s restricted common stock, (4) in connection with warrants that may be issued by the Company for services provided by investor relations consultants to the Company, provided that such warrants have an initial exercise price above the market closing price on the date of issue and are not exercisable for more than 100,000 shares of the Company’s restricted common stock; and (5) in connection with the Company’s private placement of restricted common stock representing no more than 19.9% of the Company’s then-issued and outstanding shares of common stock (a “Private Placement”) at a sales price no less than the Offering Price; or (B) (x) issuing shares of common stock pursuant to a strategic merger or acquisition transaction, including, but not limited to in connection with funding transactions entered into in connection therewith, or (y) issuing common stock or securities convertible or exercisable for common stock in connection with any restructuring of outstanding debt of the Company, in each case which are approved by the Board of Directors of the Company.  The Company also agreed that during such ninety (90) day period, the Company would not file any registration statement, preliminary prospectus or prospectus, or any amendment or supplement thereto, under the Securities Act of 1933, as amended, except for registration statements on Form S-8 relating to employee benefit plans and registrations on Form S-4 and/or Form S-1 relating to strategic mergers or acquisitions and related transactions.

The foregoing is only a brief description of the material terms of the Underwriting Agreement, does not purport to be a complete description of the rights and obligations of the parties thereunder and is qualified in its entirety by reference to the Underwriting Agreement that is filed as Exhibit 1.1 to this Current Report on Form 8-K and is incorporated by reference herein.

ITEM 8.01. OTHER EVENTS

On May 13, 2015, the Company issued a press release announcing the pricing of the Offering.  A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Forward-Looking Statements

Statements in this report that are not strictly historical in nature constitute “forward-looking statements.” Such statements include, but are not limited to the Company’s issuance of securities, the amount of proceeds from the Offering and the closing of the Offering. Such forward-looking statements involve known and unknown risks, uncertainties and other factors, which may cause actual results to be materially different from any results expressed or implied by such forward-looking statements. For example, there are risks associated with the Underwriter fulfilling its obligations to purchase the securities and the Company’s ability to satisfy its conditions to close the Offering. Risk factors that may cause actual results to differ are discussed in the Company’s SEC filings. All forward-looking statements are qualified in their entirety by this cautionary statement. The Company is providing this information as of this date and does not undertake any obligation to update any forward-looking statements contained in this report as a result of new information, future events or otherwise.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit No.	Description

1.1*	Underwriting Agreement, dated May 13, 2015, by and among PEDEVCO Corp. and National Securities Corporation

5.1*	Opinion of The Loev Law Firm, PC

23.1*	Consent of The Loev Law Firm, PC (included in Exhibit 5.1)

99.1**	Press Release Dated May 13, 2015

* Filed herewith.

** Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PEDEVCO CORP.

May 13, 2015	By:	/s/ Michael L. Peterson
Michael L. Peterson
President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

1.1*	Underwriting Agreement, dated May 13, 2015, by and among PEDEVCO Corp. and National Securities Corporation

5.1*	Opinion of The Loev Law Firm, PC

23.1*	Consent of The Loev Law Firm, PC (included in Exhibit 5.1)

99.1**	Press Release Dated May 13, 2015

* Filed herewith.

** Furnished herewith.